UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (Date of earliest event reported): February 27, 2013

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-14003 (Commission File Number))	76-0562134 (IRS Employer Identification No.)
2105 CityWest Boulevard, Suite 500 Houston, Texas 77042 (Address of principal executive offices, including zip code)
(713) 623-0060 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of      the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01     Entry into a Material Definitive Agreement.

About Wisconsin Specialty Protein

On February 27, 2013, Omega Protein Corporation, a Nevada corporation (the “Company”), purchased 100% of the equity interest in Wisconsin Specialty Protein, LLC, a Wisconsin limited liability company (“WSP”). WSP is a manufacturer of specialty whey protein products headquartered in Madison, Wisconsin and operates a production facility in Reedsburg, Wisconsin. In 2012 WSP recorded approximately $11.5 million of revenues and gross profits as a percentage of sales of approximately 38%. The acquisition is expected to be accretive to the Company’s earnings in 2013.

Merger Agreement

On February 27, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WSP, pursuant to which, and subject to the terms and conditions set forth therein, Project Artisan, LLC, a Wisconsin limited liability company and wholly owned subsidiary of the Company ("Merger Sub") merged with and into WSP (the "Merger") with WSP as the sole surviving entity and a wholly owned subsidiary of the Company (the "Surviving Company"). Pursuant to the Merger Agreement, as of the effective time of the Merger, each issued and outstanding unit of the Merger Sub was converted into one unit of the Surviving Company’s limited liability company membership interests and each issued and outstanding unit of WSP was converted into the right to receive its portion of the purchase price.

The Company paid an aggregate cash purchase price for the equity of WSP of $26,500,000 utilizing cash on hand, plus $205,000 for certain reimbursable working capital expenditures. The purchase price is subject to a post-closing adjustment to account for differences between WSP’s estimated working capital and actual working capital as of the closing date. The Company deposited $2,650,000 of the purchase price into an escrow account to secure the indemnification obligations of the members of WSP under the Merger Agreement for eighteen months.

The parties have made customary representations, warranties and covenants in the Merger Agreement. The representations and warranties that the parties have made to each other in the Merger Agreement are as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties to the Merger Agreement, the Merger Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement, are solely for the benefit of the parties to such Merger Agreement, and may be subject to limitations agreed between those parties, including being qualified by disclosures between those parties. The representations and warranties in the Merger Agreement may have been made to allocate risks among the parties thereto, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Merger Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement. The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company.

Loan Documents

On February 27, 2013, the Company entered into arrangements with its bank lenders to make WSP subject to its bank loan agreements. In connection with the Merger and the Amended and Restated Loan Agreement dated as of March 21, 2012 (the “Loan Agreement”) by and among the Company and its subsidiary, Omega Protein, Inc., and Wells Fargo Bank, National Association, as Administrative Agent for the lenders, the Company and the Surviving Company, entered into the following agreements in order for the Surviving Company to join the Loan Agreement as a Loan Party: (1) the Joinder Agreement and Consent and Waiver (the “Joinder to Loan Agreement”), (2) the Guaranty Agreement pursuant to which the membership interests of the Surviving Company guarantees the Secured Obligations (the “Guaranty Agreement”), and (3) the Amended and Restated Security and Pledge Agreement pursuant to which the membership interests of the Surviving Company are pledged by the Company to Administrative Agent for the benefit of the Secured Parties (the “Security Agreement” and together with the Joinder to Loan Agreement, and the Guaranty Agreement, the “Loan Documents”).

The Loan Documents are attached hereto as Exhibits 10.2, 10.3 and 10.4 and are incorporated herein by reference. The description of the Loan Documents set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Loan Documents. The Loan Documents are filed herewith to provide investors with information regarding their terms and are not intended to provide any other factual information about the Company.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS: The statements contained in this Current Report that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. The actual results of future events described in any of these forward-looking statements could differ materially from those stated in the forward-looking statements. Important factors that could cause actual results to be materially different from those forward-looking statements include, among others: (1) the business, operations, potential or prospects for WSP, the dietary supplement market or the human health and wellness segment generally; (2) the annual revenues of WSP for 2013 and future years being different than projected; (3) the acquisition may not be accretive to earnings; (4) WSP’s growth potential and the extent to which it serves as a catalyst for sales of the Company’s products into the human health and wellness segment generally; (5) the impact of laws and regulations that may be enacted that may restrict the Company’s operations or the sale of the Company’s products; (6) the impact of worldwide supply and demand relationships on prices for the Company’s products; (7) the Company’s expectations regarding demand and pricing for WSP’s products proving to be incorrect; and (8) the impact of uncertain economic conditions, both in the United States and globally. These and other factors are described in further detail in the Company’s filings with the Securities and Exchange Commission, including its reports on Form 10-K, Form10-Q and Form 8-K.

Item 7.01 Regulation FD Disclosure.

On February 27, 2013, the Company issued a press release announcing the Company’s acquisition of WSP. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure” including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
10.1	Agreement and Plan of Merger dated as of February 27, 2013, by and between Omega Protein Corporation and Wisconsin Specialty Protein, LLC.
10.2	Joinder Agreement and Consent and Waiver dated as of February 27, 2013, by and among Wisconsin Specialty Protein, LLC, Wells Fargo Bank, National Association, and JPMorgan Chase Bank, N.A.
10.3	Guaranty Agreement dated as of February 27, 2013 by Wisconsin Specialty Protein, LLC, in favor of Wells Fargo Bank, National Association.
10.4

Amendment to Amended and Restated Security and Pledge Agreement dated as of February 27, 2013 by and among Omega Protein Corporation, Omega Protein, Inc., Protein Finance Company, Omega International Marketing Company, Omega International Distribution Company, Omega Shipyard, Inc., Protein Industries, Inc., Cyvex Nutrition, Inc., InCon Processing, L.L.C.; Wisconsin Specialty Protein, LLC and Wells Fargo Bank, National Association.

99.1	Press Release of Omega Protein Corporation dated February 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2013
Omega Protein Corporation By: /s/ John D. Held John D. Held Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit
10.1	Agreement and Plan of Merger dated as of February 27, 2013, by and between Omega Protein Corporation and Wisconsin Specialty Protein, LLC.
10.2	Joinder Agreement and Consent and Waiver dated as of February 27, 2013, by and among Wisconsin Specialty Protein, LLC, Wells Fargo Bank, National Association, and JPMorgan Chase Bank, N.A.
10.3	Guaranty Agreement dated as of February 27, 2013 by Wisconsin Specialty Protein, LLC, in favor of Wells Fargo Bank, National Association.
10.4

Amendment to Amended and Restated Security and Pledge Agreement dated as of February 27, 2013 by and among Omega Protein Corporation, Omega Protein, Inc., Protein Finance Company, Omega International Marketing Company, Omega International Distribution Company, Omega Shipyard, Inc., Protein Industries, Inc., Cyvex Nutrition, Inc., InCon Processing, L.L.C., Wisconsin Specialty Protein, LLC and Wells Fargo Bank, National Association.

99.1	Press Release of Omega Protein Corporation dated February 27, 2013